Exhibit 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of

Title 18, United States Code)

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of PECO II, Inc., an Ohio corporation (the “Company”), does hereby certify that the Company’s Annual Report on Form 10-K for the year ending December 31, 2007 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-K.

Dated: March 28, 2008	/s/ John G. Heindel
John G. Heindel
Chairman, President, Chief Executive Officer, Chief Financial Officer, and Treasurer (Principal Executive Officer and Principal Financial Officer)

The foregoing Certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form 10-K or as a separate disclosure document.